                                                              Exhibit (h)(4)(vi)

                          Dated as of February 3, 2006

To: The Banks party to the
Credit Agreement referred to below
c/o State Street Bank and Trust Company, as Operations and Administrative Agent
225 Franklin Street, MAO/7
Boston, MA 02110-2804

     Re: Columbia Funds Credit Facility

Ladies and Gentlemen:

     Reference is hereby made to the Credit Agreement for the Columbia Funds, dated as of July 23, 2004, as amended (as so amended, the "Credit Agreement"), by and among the registered investment companies listed on the signature pages thereof (collectively, the "Entities"), the lending institutions listed on the signature pages thereof (the "Banks"), State Street Bank and Trust Company, as operations agent (the "Operations Agent") for itself and such Banks as are or may become parties thereto, and State Street Bank and Trust Company, as administrative agent (the "Administrative Agent") for itself and such Banks as are or may become parties thereto. Capitalized terms which are used herein without definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.

     Each Borrower hereby severally represents and warrants to the Banks and the Agents as follows:

     (a) each Borrower listed on Schedule A (a "Removed Borrower") has merged or reorganized its assets with or into another entity, with such other entity being the survivor of such merger or consolidation and all Obligations of each Removed Borrower have been paid in full on or prior to the date of such merger or reorganization;

     (b) each Borrower listed on Schedule B has changed its name as indicated on such Schedule;

     (c) Columbia Funds Trust IX has changed its name to Columbia Funds Series Trust I; and

     (d) each of the Borrowers listed on Schedule C has been reorganized into a newly established series (each, an "Additional Series") of Columbia Funds Series Trust I as indicated on such Schedule in a "shell" reorganization.

     In connection with the foregoing, (i) Columbia Funds Series Trust I requests that each of the Additional Series becomes a Series under the Credit Agreement and for all purposes of the Loan Documents and (ii) each Borrower requests that Schedule 2 to the Credit Agreement be replaced by the Schedule 2 attached hereto. Each of the Banks and the Agents, by their signature below hereby agree to the foregoing requests provided that:

     (1) the Operations Agent shall have received a Note for the account of PNC Bank National Association in an amount equal to such Bank's Commitment Amount, or, if less, the aggregate unpaid principal amount of such Bank's Loans, from each of the Borrowers (after giving effect to this letter agreement);

     (2) the Operations shall have received a Form F.R. U-1 in favor of each Bank from each of the Borrowers (after giving effect to this letter agreement); and

     (3) the Operations Agent shall have received an Allocation Notice with respect to each of the Borrowers (after giving effect to this letter agreement) that has been manually signed by an authorized officer of each of the Entities.

     In consideration of the agreement of the Banks and the Agents to allow each Additional Series of Columbia Funds Series Trust I to become a Series hereunder, Columbia Funds Series Trust I, on behalf of each Additional Series, hereby covenants and agrees that it shall, on or prior to February 15, 2006, deliver to the Operations Agent the following documents:

     (a) a manually signed certificate from the Secretary of Columbia Funds Series Trust I in form and substance satisfactory to the Operations Agent as to the incumbency of, and bearing manual specimen signatures of, the officers of Columbia Funds Series Trust I who are authorized to execute and take actions under the Loan Documents, as to the Custodian and Investment Adviser of each Additional Series, and certifying and attaching copies of (i) the declaration of trust of Columbia Funds Series Trust I (with the designation of each Additional Series) and by-laws as then in effect, (ii) duly authorized resolutions of the Board of Trustees of Columbia Funds Series Trust I authorizing for each Additional Series the transactions contemplated hereby, and (iii) the current Prospectus for each Additional Series (or the links to the SEC's website where each such Prospectus may be located);

     (b) a certificate manually signed by an authorized officer of Columbia Funds Series Trust I, on behalf of each Additional Series, to the effect set forth in clauses (b) (if applicable), (c) and (d) of Section 3.02 of the Credit Agreement, such Certificate to be in form and substance satisfactory to the Operations Agent;

     (c) an Asset Coverage Ratio Certificate manually signed by an authorized officer of Columbia Funds Series Trust I, on behalf of each Additional Series;

     (d) a copy of the declaration of trust of Columbia Funds Series Trust I, with all amendments, certified as of a recent date by the Secretary of State of the Commonwealth of Massachusetts;

     (e) certificates dated as of a recent date that are satisfactory to the Operations Agent and reflect that Columbia Funds Series Trust I is legally existing, in good standing and qualified to engage in business in Massachusetts and in each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification; and

     (f) an opinion of Ropes & Gray LLP, counsel to Columbia Funds Series Trust I, which is satisfactory to the Operations Agent in all respects.

Columbia Funds Series Trust I, on behalf of each of the Additional Series, acknowledges and agrees that the failure to deliver such documents on or before February 15, 2006 shall constitute an Event of Default with respect to Columbia Funds Series Trust I on behalf of such Additional Series.

     Each of the Borrowers (including Columbia Funds Series Trust I, on behalf of each of the Additional Series) ratifies and confirms in all respects all of its obligations to the Banks under the Credit Agreement, the Notes and the other Loan Documents, as amended hereby, and hereby affirms its absolute and unconditional promise to pay to the Banks the Loans made to it and all other amounts due from it under the Credit Agreement as amended hereby.

     This letter agreement is a contract under seal under the laws of the Commonwealth of Massachusetts and shall for all purposes be construed in accordance with and governed by the laws of said Commonwealth (excluding the laws applicable to conflicts or choice of law). Except as specifically amended by this letter agreement, the Credit Agreement and all other agreements and instruments executed and delivered in connection with the Credit Agreement shall remain in full force and effect. This letter agreement is limited specifically to the matters set forth herein and does not constitute directly or by implication an amendment or waiver of any other provision of the Credit Agreement or any of the other Loan Documents. This letter agreement may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument. In proving this letter agreement it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought. This letter agreement shall constitute a Loan Document.

     A copy of each Entity's agreement and declaration of trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed by the Trustees and officers of such Entity as Trustees and officers, as the case may be, and not individually and that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the appropriate Entity.

                            [Signature page follows.]

                                        Very truly yours,

                                        COLUMBIA FUNDS TRUST I, on behalf of its Series Columbia High-Yield Opportunity Fund


                                        By: /s/ Michael Clarke
                                            ------------------------------------
                                        Name: Michael Clarke
                                        Title: Chief Accounting Officer


                                        COLUMBIA FUNDS TRUST II, on behalf of
                                        its Series Columbia Greater China Fund


                                        By: /s/ Michael Clarke
                                            ------------------------------------
                                        Name: Michael Clarke
                                        Title: Chief Accounting Officer


                                        COLUMBIA FUNDS TRUST III, on behalf of
                                        its Series Columbia World Equity Fund,
                                        Columbia Core Bond Fund and Columbia
                                        Liberty Fund


                                        By: /s/ Michael Clarke
                                            ------------------------------------
                                        Name: Michael Clarke
                                        Title: Chief Accounting Officer


                                        COLUMBIA FUNDS TRUST IV, on behalf of
                                        its Series Columbia Tax-Exempt Insured
                                        Fund and Columbia Utilities Fund


                                        By: /s/ Michael Clarke
                                            ------------------------------------
                                        Name: Michael Clarke
                                        Title: Chief Accounting Officer


                                        COLUMBIA FUNDS TRUST V, on behalf of its Series Columbia Connecticut Intermediate Municipal Bond Fund, Columbia
                                        Connecticut Tax-Exempt Fund, Columbia
                                        Massachusetts Intermediate Municipal
                                        Bond Fund, Columbia Massachusetts
                                        Tax-Exempt Fund, Columbia New Jersey
                                        Intermediate Municipal Bond Fund,
                                        Columbia New York Intermediate Municipal
                                        Bond Fund, Columbia New York Tax-Exempt
                                        Fund, Columbia

                                        Rhode Island Intermediate Municipal Bond
                                        Fund and Columbia US Treasury Index Fund


                                        By: /s/ Michael Clarke
                                            ------------------------------------
                                        Name: Michael Clarke
                                        Title: Chief Accounting Officer


                                        COLUMBIA FUNDS TRUST VI, on behalf of
                                        its Series Columbia Small Cap Value
                                        Fund I


                                        By: /s/ Michael Clarke
                                            ------------------------------------
                                        Name: Michael Clarke
                                        Title: Chief Accounting Officer


                                        COLUMBIA FUNDS TRUST VIII, on behalf of
                                        its Series Columbia Income Fund and
                                        Columbia Intermediate Bond Fund


                                        By: /s/ Michael Clarke
                                            ------------------------------------
                                        Name: Michael Clarke
                                        Title: Chief Accounting Officer


                                        COLUMBIA FUNDS TRUST XI, on behalf of
                                        its Series Columbia Asset Allocation
                                        Fund, Columbia Large Cap Growth Fund,
                                        Columbia Disciplined Value Fund,
                                        Columbia Growth Stock Fund, Columbia
                                        Common Stock Fund, Columbia Small Cap
                                        Core Fund, Columbia Small Company Equity
                                        Fund, Columbia Dividend Income Fund and
                                        Columbia Young Investor Fund


                                        By: /s/ Michael Clarke
                                            ------------------------------------
                                        Name: Michael Clarke
                                        Title: Chief Accounting Officer


                                        COLUMBIA BALANCED FUND, INC.


                                        By: /s/ Michael Clarke
                                            ------------------------------------
                                        Name: Michael Clarke
                                        Title: Chief Accounting Officer


                                        COLUMBIA CONSERVATIVE HIGH YIELD FUND

                                        By: /s/ Michael Clarke
                                            ------------------------------------
                                        Name: Michael Clarke
                                        Title: Chief Accounting Officer


                                        COLUMBIA OREGON INTERMEDIATE MUNICIPAL
                                        BOND FUND


                                        By: /s/ Michael Clarke
                                            ------------------------------------
                                        Name: Michael Clarke
                                        Title: Chief Accounting Officer


                                        COLUMBIA REAL ESTATE EQUITY FUND, INC.


                                        By: /s/ Michael Clarke
                                            ------------------------------------
                                        Name: Michael Clarke
                                        Title: Chief Accounting Officer


                                        COLUMBIA SMALL CAP GROWTH FUND I


                                        By: /s/ Michael Clarke
                                            ------------------------------------
                                        Name: Michael Clarke
                                        Title: Chief Accounting Officer


                                        COLUMBIA MID CAP GROWTH FUND, INC.


                                        By: /s/ Michael Clarke
                                            ------------------------------------
                                        Name: Michael Clarke
                                        Title: Chief Accounting Officer


                                        COLUMBIA STRATEGIC INVESTOR FUND, INC.


                                        By: /s/ Michael Clarke
                                            ------------------------------------
                                        Name: Michael Clarke
                                        Title: Chief Accounting Officer


                                        COLUMBIA TECHNOLOGY FUND, INC.


                                        By: /s/ Michael Clarke
                                            ------------------------------------

                                        Name: Michael Clarke
                                        Title: Chief Accounting Officer


                                        CMG FUND TRUST, on behalf of its Series
                                        CMG Core Bond Fund, CMG Enhanced S&P 500
                                        Index Fund, CMG High Yield Fund, CMG
                                        International Stock Fund, CMG Large Cap
                                        Growth Fund, CMG Large Cap Value Fund,
                                        CMG Mid Cap Growth Fund, CMG Mid Cap
                                        Value Fund, CMG Short Term Bond Fund,
                                        CMG Small Cap Fund, CMG Small Cap Growth
                                        Fund, CMG Small Cap Value Fund, CMG
                                        Small/Mid Cap Fund, CMG Strategic Equity
                                        Fund, and CMG Ultra Short Term Bond Fund


                                        By: /s/ Michael Clarke
                                            ------------------------------------
                                        Name: Michael Clarke
                                        Title: Chief Accounting Officer


                                        LIBERTY VARIABLE INVESTMENT TRUST, on
                                        behalf of its Series Colonial Small Cap
                                        Value Fund, VS, Colonial Strategic
                                        Income Fund, VS, Columbia High Yield
                                        Fund, VS, Columbia International Fund,
                                        VS, Liberty Growth & Income Fund, VS,
                                        Liberty S&P 500 Index Fund, VS, Liberty
                                        Select Value Fund, VS


                                        By: /s/ Michael Clarke
                                            ------------------------------------
                                        Name: Michael Clarke
                                        Title: Chief Accounting Officer


                                        STEINROE VARIABLE INVESTMENT TRUST, on
                                        behalf of its Series Liberty Asset
                                        Allocation Fund, VS, Liberty Federal
                                        Securities Fund, VS, Liberty Small
                                        Company Growth Fund, VS, and Columbia
                                        Large Cap Growth Fund, VS


                                        By: /s/ Michael Clarke
                                            ------------------------------------
                                        Name: Michael Clarke
                                        Title: Chief Accounting Officer


                                        COLUMBIA FUNDS SERIES TRUST I, on behalf of its Series Columbia California Tax Exempt Fund, Columbia Federal Securities Fund, Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund, Columbia International Stock Fund, Columbia Strategic

                                        Income Fund, Columbia Tax Exempt Fund,
                                        and Columbia Tax Managed Growth Fund


                                        By: /s/ Michael Clarke
                                            ------------------------------------
                                        Name: Michael Clarke
                                        Title: Chief Accounting Officer

ACKNOWLEDGED AND AGREED:

STATE STREET BANK AND TRUST COMPANY,
Individually, as Operations Agent and as Administrative Agent


By: /s/ Christopher Ducar
    ---------------------------------
Name: Christopher Ducar
Title: Assistant Vice President

PNC BANK, NATIONAL ASSOCIATION


By: /s/ David Seagers
    ---------------------------------
Name: David Seagers
Title: Vice President


SOCIETE GENERALE


By: /s/ Edith L. Hornick
    ---------------------------------
Name: Edith L. Hornick
Title: Managing Director


LLOYDS TSB BANK PLC, individually
and as Senior Managing Agent


By: /s/ Jason Eperon
    ---------------------------------
Name: Jason Eperon
Title: Assistant Vice President


By: /s/ Candi Obrentz
    ---------------------------------
Name: Candi Obrentz
Title: Assistant Vice President


BANCO BILBAO VIZCAYA ARGENTARIA S.A.


By: /s/ Giampaolo Consigllere
    ---------------------------------
Name: Giampaolo Consigllere
Title: Vice President


By: /s/ Hector O. Villegas
    ---------------------------------
Name: Hector O Villegas
Title: Vice President

                                                              Exhibit (h)(4)(vi)

                                                                      SCHEDULE A

                                REMOVED BORROWERS

Columbia Tax-Managed Value Fund
Columbia Tax-Managed Growth Fund II
   each a series of Columbia Funds Trust I

Columbia Intermediate Government Income Fund
Columbia Mid Cap Value Fund
   each a series of Columbia Funds Trust III

Columbia Florida Intermediate Municipal Bond Fund
Columbia Large Company Index Fund
Columbia Small Company Index Fund
Columbia Pennsylvania Intermediate Municipal Bond Fund each a series of Columbia Funds Trust V

Columbia Growth & Income Fund
   a series of Columbia Funds Trust VI

Columbia Newport Tiger Fund
   a series of Columbia Funds Trust VII

Columbia Managed Municipals Fund
   a series of Columbia Funds Trust IX

Columbia Fixed Income Securities Fund, Inc.

Columbia Short Term Bond Fund, Inc.

                                                              Exhibit (h)(4)(vi)

                                                                      SCHEDULE B

                                  NAME CHANGES

               OLD NAME                                 NEW NAME
               --------                                 --------
-    Columbia Newport Greater China     -    Columbia Greater China Fund, a
     Fund, a series of Columbia Funds        series of Columbia Funds Trust II
     Trust II
-    Columbia Global Equity Fund, a     -    Columbia World Equity Fund, a
     series of Columbia Funds Trust          series of Columbia Funds Trust III
     III
-    Columbia Quality Plus Bond Fund,   -    Columbia Core Bond Fund, a series
     a series of Columbia Funds Trust        of Columbia Funds Trust III
     III
-    Columbia Small-Cap Value Fund, a   -    Columbia Small Cap Value Fund I, a
     series of Columbia Funds Trust          series of Columbia Funds Trust VI
     VI
-    Columbia Small Cap Fund, a         -    Columbia Small Cap Core Fund, a
     series of Columbia Funds Trust          series of Columbia Funds Trust XI
     XI
-    Columbia Large Cap Core Fund, a    -    Columbia Common Stock Fund, a
     series of Columbia Funds Trust          series of Columbia Funds Trust XI
     XI
-    Columbia High Yield Fund, Inc.     -    Columbia Conservative High Yield
                                             Fund
-    Columbia Oregon Municipal Bond     -    Columbia Oregon Intermediate
     Fund, Inc.                              Municipal Bond Fund
-    Columbia Small Cap Growth Fund,    -    Columbia Small Cap Growth Fund I
     Inc.

                                                              Exhibit (h)(4)(vi)

                                                                      SCHEDULE C

                                 REORGANIZATIONS

                                        Reorganized into the following Series of
               Borrower                       Columbia Funds Series Trust I
               --------                 ----------------------------------------
-    Columbia Tax-Managed Growth        -    Columbia Tax-Managed Growth Fund
     Fund, a series of Columbia Funds
     Trust I
-    Columbia Strategic Income Fund,    -    Columbia Strategic Income Fund
     a series of Columbia Funds Trust
     I
-    Columbia Federal Securities        -    Columbia Federal Securities Fund
     Fund, a series of Columbia Funds
     Trust III
-    Columbia Tax-Exempt Fund, a        -    Columbia Tax-Exempt Fund
     series of Columbia Funds Trust
     IV
-    Columbia California Tax-Exempt     -    Columbia California-Tax Exempt Fund
     Fund, a series of Columbia Funds
     Trust V
-    Columbia Intermediate Tax-Exempt   -    Columbia Intermediate Municipal
     Bond Fund, a series of Columbia         Bond Fund
     Funds Trust V
-    Columbia International Stock       -    Columbia International Stock Fund
     Fund, Inc.

                                                              Exhibit (h)(4)(vi)

                                                                      SCHEDULE 2

                ENTITY                                   SERIES
                ------                                   ------
1.   COLUMBIA FUNDS TRUST I, ON         -    Columbia High-Yield Opportunity
     BEHALF OF EACH OF ITS SERIES.           Fund: 5/31

Address: One Financial Center
         Boston, MA 02111

Nature and Jurisdiction of
Incorporation or
Organization: Massachusetts Business
Trust

Fiscal Year End: As indicated for
each series

2.   COLUMBIA FUNDS TRUST II, ON        -    Columbia Greater China Fund: 8/31
     BEHALF OF EACH OF ITS SERIES.

Address: One Financial Center
         Boston, MA 02111

Nature and Jurisdiction of
Incorporation or
Organization: Massachusetts Business
Trust

Fiscal Year End: As indicated for the
series

3.   COLUMBIA FUNDS TRUST III, ON       -    Columbia Liberty Fund: 9/30
     BEHALF OF EACH OF ITS SERIES.      -    Columbia World Equity Fund: 3/31
                                        -    Columbia Core Bond Fund: 4/30
Address: One Financial Center
         Boston, MA 02111

Nature and Jurisdiction of
Incorporation or
Organization: Massachusetts Business
Trust

Fiscal Year End: As indicated for
each series

4.   COLUMBIA FUNDS TRUST IV, ON        -    Columbia Utilities Fund: 11/30
     BEHALF OF EACH OF ITS SERIES.      -    Columbia Tax-Exempt Insured Fund:
                                             11/30
Address: One Financial Center
         Boston, MA 02111

Nature and Jurisdiction of
Incorporation or
Organization: Massachusetts Business
Trust

Fiscal Year End: As indicated for
each series

5.   COLUMBIA FUNDS TRUST V, ON         -    Columbia Massachusetts Tax-Exempt
     BEHALF OF EACH OF ITS SERIES.           Fund: 10/31
                                        -    Columbia Connecticut Tax-Exempt
Address: One Financial Center                Fund: 10/31
         Boston, MA 02111               -    Columbia New York Tax-Exempt Fund:
                                             10/31
Nature and Jurisdiction of              -    Columbia Massachusetts Intermediate
Incorporation or                             Municipal Bond Fund: 10/31
Organization: Massachusetts Business    -    Columbia US Treasury Index Fund:
Trust                                        3/31
                                        -    Columbia Rhode Island Intermediate
Fiscal Year End: As indicated for            Municipal Bond Fund: 10/31
each series                             -    Columbia Connecticut Intermediate
                                             Municipal Bond Fund: 10/31
                                        -    Columbia New York Intermediate
                                             Municipal Bond Fund: 10/31
                                        -    Columbia New Jersey Intermediate
                                             Municipal Bond Fund: 10/31

6.   COLUMBIA FUNDS TRUST VI, ON        -    Columbia Small Cap Value Fund I:
     BEHALF OF EACH OF ITS SERIES.           6/30

Address: One Financial Center
         Boston, MA 02111

Nature and Jurisdiction of
Incorporation or
Organization: Massachusetts Business
Trust

Fiscal Year End: As indicated for
each series

7.   COLUMBIA FUNDS TRUST VIII, ON      -    Columbia Intermediate Bond Fund:
     BEHALF OF EACH OF ITS SERIES.           3/31
                                        -    Columbia Income Fund: 3/31
Address: One Financial Center
         Boston, MA 02111

Nature and Jurisdiction of
Incorporation or
Organization: Massachusetts Business
Trust

Fiscal Year End: As indicated for
each series

8.   COLUMBIA FUNDS TRUST XI, ON        -    Columbia Large Cap Growth Fund:
     BEHALF OF EACH OF ITS SERIES.           9/30
                                        -    Columbia Growth Stock Fund: 9/30
Address: One Financial Center           -    Columbia Young Investor Fund: 9/30
         Boston, MA 02111               -    Columbia Small Cap Core Fund: 9/30
                                        -    Columbia Common Stock Fund: 9/30
Nature and Jurisdiction of              -    Columbia Asset Allocation Fund:
Incorporation or                             9/30
Organization: Massachusetts Business    -    Columbia Small Company Equity Fund:
Trust                                        9/30
                                        -    Columbia Dividend Income Fund: 9/30
Fiscal Year End: As indicated for       -    Columbia Disciplined Value Fund:
each series                                  9/30

9.   COLUMBIA BALANCED FUND, INC.       -    None

Address: 1300 S.W. Sixth Avenue
         P.O. Box 1350
         Portland, Oregon 97207

Nature and Jurisdiction of
Incorporation or
Organization: Oregon Corporation

Fiscal year end: 8/31

10.  COLUMBIA CONSERVATIVE HIGH YIELD   -    None
     FUND

Address: 1300 S.W. Sixth Avenue
         P.O. Box 1350
         Portland, Oregon 97207

Nature and Jurisdiction of
Incorporation or
Organization: Oregon Corporation

Fiscal year end: 8/31

11.  COLUMBIA OREGON INTERMEDIATE       -    None
     MUNICIPAL BOND FUND

Address: 1300 S.W. Sixth Avenue
         P.O. Box 1350
         Portland, Oregon 97207

Nature and Jurisdiction of
Incorporation or
Organization: Oregon Corporation

Fiscal year end: 8/31

12.  COLUMBIA REAL ESTATE EQUITY        -    None
     FUND, INC.

Address: 1300 S.W. Sixth Avenue
         P.O. Box 1350
         Portland, Oregon 97207

Nature and Jurisdiction of
Incorporation or
Organization: Oregon Corporation

Fiscal year end: 8/31

13.  COLUMBIA SMALL CAP GROWTH FUND I   -    None

Address: 1300 S.W. Sixth Avenue
         P.O. Box 1350
         Portland, Oregon 97207

Nature and Jurisdiction of
Incorporation or
Organization: Oregon Corporation

Fiscal year end: 8/31

14.  COLUMBIA MID-CAP GROWTH FUND,      -    None
     INC.

Address: 1300 S.W. Sixth Avenue
         P.O. Box 1350
         Portland, Oregon 97207

Nature and Jurisdiction of
Incorporation or
Organization: Oregon Corporation

Fiscal year end: 8/31

15.  COLUMBIA STRATEGIC INVESTOR        -    None
     FUND, INC.

Address: 1300 S.W. Sixth Avenue
         P.O. Box 1350
         Portland, Oregon 97207

Nature and Jurisdiction of
Incorporation or
Organization: Oregon Corporation

Fiscal year end: 8/31

16.  COLUMBIA TECHNOLOGY FUND, INC.     -    None

Address: 1300 S.W. Sixth Avenue
         P.O. Box 1350
         Portland, Oregon 97207

Nature and Jurisdiction of
Incorporation or
Organization: Oregon Corporation

Fiscal year end: 8/31

17.  CMG FUND TRUST, ON BEHALF OF       -    CMG Core Bond Fund: 7/31
     EACH OF ITS SERIES.                -    CMG Enhanced S&P 500 Index Fund:
                                             7/31
Address: 1300 S.W. Sixth Avenue         -    CMG High Yield Fund: 7/31
         P.O. Box 1350                  -    CMG International Stock Fund: 7/31
         Portland, Oregon 97207         -    CMG Large Cap Growth Fund: 7/31
                                        -    CMG Large Cap Value Fund: 7/31
Nature and Jurisdiction of              -    CMG Mid Cap Growth Fund: 7/31
Incorporation or                        -    CMG Mid Cap Value Fund: 7/31
Organization: Oregon Business Trust     -    CMG Short Term Bond Fund: 7/31
                                        -    CMG Small Cap Fund: 7/31
Fiscal year end: As indicated for       -    CMG Small Cap Growth Fund: 7/31
each series                             -    CMG Small Cap Value Fund: 7/31
                                        -    CMG Small/Mid Cap Fund: 7/31
                                        -    CMG Strategic Equity Fund: 7/31
                                        -    CMG Ultra Short Term Bond Fund:
                                             7/31

18.  LIBERTY VARIABLE INVESTMENT        -    Colonial Small Cap Value Fund, VS
     TRUST                              -    Colonial Strategic Income Fund, VS
                                        -    Columbia High Yield Fund, VS
Address: One Financial Center           -    Columbia International Fund, VS
         Boston, MA 02111               -    Liberty Growth & Income Fund, VS
                                        -    Liberty S&P 500 Index Fund, VS
Nature and Jurisdiction of              -    Liberty Select Value Fund, VS
Incorporation or
Organization: Massachusetts Business
Trust

Fiscal Year End: 12/31

19.  STEINROE VARIABLE INVESTMENT       -    Liberty Asset Allocation Fund, VS
     TRUST                              -    Liberty Federal Securities Fund, VS
                                        -    Liberty Small Company Growth Fund,
Address: One Financial Center                VS
         Boston, MA 02111               -    Columbia Large Cap Growth Fund, VS

Nature and Jurisdiction of
Incorporation or
Organization: Massachusetts Business
Trust

Fiscal year end: 12/31

20.  COLUMBIA FUNDS SERIES TRUST I      -    Columbia California Tax-Exempt Fund
                                        -    Columbia Federal Securities Fund
Address: One Financial Center           -    Columbia High Yield Municipal Fund
         Boston, MA 02111               -    Columbia Intermediate Municipal
                                             Bond Fund
Nature and Jurisdiction of              -    Columbia International Stock Fund
Incorporation or                        -    Columbia Strategic Income Fund
Organization: Massachusetts Business    -    Columbia Tax-Exempt Fund
Trust                                   -    Columbia Tax-Managed Growth Fund

Fiscal year end: 06/30